UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Miller/Howard Income-Equity Fund

Miller/Howard Drill Bit to Burner Tip® Fund

Semi-Annual Report

April 30, 2016

Advised by MHI Funds, LLC

Table of Contents

1	Income-Equity Fund Shareholder Letter
5	Drill Bit to Burner Tip® Fund Shareholder Letter
11	Expense Example
13	Income-Equity Fund Allocation of Portfolio Assets
14	Income-Equity Fund Schedule of Investments
16	Drill Bit to Burner Tip® Fund Allocation of Portfolio Assets
17	Drill Bit to Burner Tip® Fund Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
31	Additional Information
33	Board Consideration and Approval of Investment Advisory Agreement

April 30, 2016 | Semi-Annual Report

Miller/Howard Income-Equity Fund Shareholder Letter
April 30, 2016

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the "Fund"). The primary investment objective of the Fund is to seek current income and, secondarily, long-term total return. It aims to achieve this by investing primarily in a diversified portfolio of equity securities. We invest in stocks which historically have paid dividends and which we believe have the potential to raise those dividends in the future.

Market Summary1

From the Fund's inception on December 31, 2015 through the end of April, the overall equity market saw modest gains (S&P 500 Index gained 1.7%), though was by no means placid. The relatively modest change in the broad market index masks significant volatility, as the index fell nearly -10% over the first six weeks of 2016 before recovering those losses by the end of April. Dividend stocks were in favor and the NASDAQ Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with sometimes lower yields than our stocks), returned +6.5%. Traditional yield-oriented sectors were strong, as exhibited by the outperformance of utilities and REITs. Energy stocks were under extreme pressure through mid-February when WTI crude oil hit a multi-year low below $27/bbl and, weeks later, Henry Hub Natural Gas bottomed at around $1.50/MMBtu. Thereafter, energy stocks rebounded in response to higher energy commodity prices and reversal in market sentiment. During the period from December 31, 2015 to April 29, 2016, the Fund's Class I shares produced a total return of +1.6% on net asset value per share (NAV) and the Fund's Advisor Class shares produced a total return of +1.4% based on NAV.

Portfolio Performance

High-yielding stocks performed poorly in 2015 due to fears of rising interest rates and concerns over the impact of falling energy prices on many energy-related high-yielding stocks. After the US Federal Reserve raised rates in December, market sentiment for high-yielding stocks improved and these outperformed the general market. This favored our investment process of investing in stocks that historically have provided yield significantly more than S&P 500 and that consistently increase their distributions. From December 31, 2015 through April 29, 2016, the highest dividend yielding stocks in the S&P 500 were the best performers. They provided a tailwind for our portfolio, which has traditionally invested in dividend deciles2 seven, eight,

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Dividend deciles are calculated by separating the S&P 500 Index holdings into 10 equal groups based on each securities' yield at the beginning of the stated time period (lowest being decile 1 and highest decile 10). Calculations and returns data are sourced from Bloomberg.

April 30, 2016 | Semi-Annual Report 1

and nine. These deciles exhibited yields that were greater than the market. Our overweight allocation to these three dividend deciles compared to the S&P 500 resulted in over 220 basis points (2.20%) of outperformance. The best performing group during the period was the tenth dividend decile (the highest 10% of dividend payers in the S&P 500), which returned 11.0%.

Energy companies dominated the portfolio's performance laggards. Four of our five bottom contributors were midstream pipeline companies. They suffered along with the broader energy market, as commodity prices dropped to the lowest level in over a decade and correlations between midstream companies and crude oil increased. These four holdings each experienced a greater than 15% downside during the period (the Alerian MLP Index, a comparable midstream benchmark, had a total return of +6.4%). MPLX LP (MPLX) was the largest detractor to performance, returning approximately -15.4%. MPLX was likely sold off due to pressure on its natural gas gathering and processing assets that were acquired during its merger with MarkWest. Fears mounted that lower-than-expected drilling activity would reduce volumes and distributable cash flow. In addition, MPLX lowered its 2016 distribution growth guidance from 25% to a still impressive 12%–15%. Williams Companies (WMB) decreased 21.5% as its stock came under pressure from lower commodity prices, high levels of leverage, and uncertainty around the company's proposed merger with Energy Transfer Equity (ETE) another portfolio holding. Moreover, there were concerns over declining volumes through its MLP, Williams Partners LP, and potential counter-party risk with customers. L Brands (LB), a retailer of women's apparel and beauty products through the brands Victoria's Secret and Bath & Body Works, faced headwinds from weak same-store sales and concerns over the restructuring and strategic plan for Victoria's Secret being implemented by the interim CEO. We initially purchased the stock to capture the $2 special dividend and 3.5% indicated yield. We maintain our conviction in the stock and find the company to be a leading retailer that trades at an attractive valuation.

Financials and Health Care were the best performing sectors, and overweights in them, relative to the S&P 500, were the leading contributor to performance. Stock selection within the Financials Sector was positive during the period, and we benefited from our elevated position in REITs and Canadian banks Toronto-Dominion (TD) and Bank of Montreal (BMO).

Our top contributor for the period was Spectra Energy (SE). Despite previously discussed headwinds in the energy midstream space, this company, which provides transportation and storage of natural gas, recovered from lows in December of 2015 to return 32.5% during the discussed period. Coach (COH), the second largest contributor to the portfolio, has rebounded over the last six months after bottoming last September. Last quarter the company beat EPS estimates, as management had been successfully executing a turnaround at the designer handbag and accessories retailer. Digital Realty Trust (DLR), a datacenter REIT and third best contributor, returned 17.5%, having benefited from positive market sentiment and more robust leasing activity. The market is appreciating DLR's recent acquisition of Telx, and industry consolidation has resulted in better pricing due to a scarcity of datacenters. The company reported better than estimated Funds From Operations and increased its dividend by 3.5% quarter-over-quarter. Our top contributor within the Health Care Sector was dividend stalwart Johnson & Johnson, a manufacturer of health care products and provider of health care-related services.

2 Semi-Annual Report | April 30, 2016

Dividend growth is important to this portfolio because as income rises, an investor may expect the asset's price to increase commensurately (though other factors may enter into this equation in the short term). Thus, we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 48% of our stocks declared dividend increases, with individual increases averaging about 9% growth year-over-year, excluding special dividends, on an unweighted basis.

Looking Ahead

After the first interest rate hike in December by the Fed, investors have been pushing out timing expectations for additional rate increases. We believe that the Fed will proceed cautiously and raise rates in small increments but remain accommodative as economic data is mixed. If so, these restrained moves shouldn't upset dividend stock valuations very much, in part because investors have had a long time to consider such a rising interest rate environment and also because it is doubtful that the Fed's moves will significantly impact longer maturity interest rates. Since the Fed's December decision to raise rates, US income stocks have been performing better than the broad market, as we have seen a repricing of yield stocks as fears of a sharp rise in rates fades. We see a US economy that is better than flat but still struggling with global economic weakness, geopolitics, a strong US dollar (historically speaking), and energy price uncertainty. In a low growth environment, we expect that yield and the growth of yield will be a higher portion of investors' returns than the growth of earnings while providing greater certainty. These macro trends, along with investors' need for high income and growth of income, could provide beneficial tailwinds to dividend-paying stocks. In a world of low yields, we believe our portfolio stands out for both its intrinsic yield and for the potential of our stocks to grow their dividends and, ultimately, their principal value.

Sincerely,

Lowell G. Miller

Chairman of the Board

April 30, 2016 | Semi-Annual Report 3

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of contribution. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Alerian MLP Index is a composite of 50 energy Master Limited Partnerships calculated by Standard & Poor's using a float-adjusted market capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX.

The NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

S&P 500 Index contains approximately 500 stocks chosen for market size, liquidity, and industry group representation. The index generally has represented about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

One cannot invest directly in an index. Yield discussed within does not reflect Fund yield.

4 Semi-Annual Report | April 30, 2016

Miller/Howard Drill Bit to Burner Tip® Fund Shareholder Letter
April 30, 2016

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip® Fund (the "Fund"). The primary investment objective of the Fund is capital appreciation with income as a secondary objective. Our goal is to provide our shareholders with the opportunity for total return while minimizing volatility and maintaining comprehensive exposure to the North American shale energy value chain. To do this we invest in stocks believed to be leaders in their respective niches across the energy value chain, that possess underappreciated value generating assets, or that face sentimental headwinds despite sturdy underlying fundamentals.

The portfolio remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a consequence, the primary long term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil & gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas. While the Fund's investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to grow for several decades.

Market Summary

From the Fund's launch on December 31, 2015 through the end of April, the overall equity market notched modest gains, though was by no means quiet. The S&P 500 Index gained 1.7%, while the S&P 1500 Energy Index gained 13.1%. The relative modest change in the broad market index masks significant volatility, as the index fell nearly 10% over the first 6 weeks of 2016, before recovering those losses by the end of April. The volatility was more pronounced in the energy sector, where the Energy Index fell as much as 14% through mid-January before embarking on a significant multi-month rally and finishing up more than double digits through the end of April.

West Texas Intermediate crude oil spot prices fell 25% from a price of $37.28 per barrel to a low of $27.88 per barrel in January, before rising 72% to finish April at $48.13 per barrel. Henry Hub natural gas spot prices fell 35% from a price of $2.31 per MMBtu to a low of $1.49 per MMBtu in January, before rising 28% to finish April at $1.91 per MMBtu.

April 30, 2016 | Semi-Annual Report 5

Consumption of natural gas and oil distillates was negatively affected by unprecedented winter warmth in the Eastern US. Low prices, however, fueled seasonal record gasoline consumption, and crude oil demand growth remained very strong in most parts of the world, including in India and China, the source of most of the world's incremental demand.

US oil & gas drilling activity continued to decline in response to low prices for both commodities. During the first four months of 2016, the US natural gas rig count declined from 162 to 87, 61% below the active rig count twelve months prior. During the first four months of 2016, the US crude oil rig count declined from 536 to 332, 51% below the active rig count twelve months prior.

Portfolio Performance

Year to date through April 30th, the Fund's Class I Shares Net Asset Value increased 14.6%, and the Adviser Class increased 14.40% which compares favorably to the S&P Composite 1500 Energy Index (+13.1%), the ISE Revere Natural Gas Index (+9.1%), the Alerian MLP Index (+6.4%), the S&P 500 Utilities Index (+12.8%) and the S&P 500 Index (+1.7%). We include these indices as the vast majority of Fund holdings are included therein.

Both individual stock selection and tactical sector allocation helped portfolio performance during the period. From a tactical perspective, the Fund had an elevated exposure to downstream natural gas and electric utilities at the beginning of the year. These holdings generally have a lower level of overall correlation to energy prices. The decline in interest rates, coupled with significant sector mergers and acquisitions, led to the first three months of 2016 being one of the best periods in many years for downstream utilities. As commodity prices appeared to bottom in January, we took profits from the utility sector and began investing in beaten down shares of commodity producers and transportation companies, reversing our initial elevated position in utilities by February.

These changes were mainly focused on deep value midstream pipeline companies where it appeared the stock price reflected expectations for declining transportation volumes that far exceeded realistic expectations for US crude oil and natural gas volumes. While declining domestic energy production volumes no doubt present challenges to the volume-oriented pipeline sector, the negative sentiment appeared overdone. A reversal of this sentiment provided several of the largest returns during the period. Additionally, the Fund's positions in energy producers were increased and several of these names provided strong returns during the period.

Despite the weakness in natural gas spot prices, portfolio returns were led by companies exposed to rising natural gas prices. Producers Range Resources and EQT Corp, led all constituents on expectations that declining natural gas production and increased demand in 2017 in the form of coal to gas power plant switching, a more normal winter, and LNG exports would tighten the market. Kinder Morgan was briefly made the largest portfolio holding and was a top performer. The stock became what we'd refer to as a stranded stock without a natural constituency, following its dividend cut. We (and apparently several other traditional value-oriented investors) found the shares appealing and more than discounting likely earnings declines stemming from weak commodity prices and volumes. Downstream utility Questar

6 Semi-Annual Report | April 30, 2016

was acquired by another portfolio holding Dominion Resources for a large premium. The acquisition of diversified natural gas utility Questar is emblematic of a number of takeouts of similar names by larger entities that favor the steady, repetitious and moderate growth prospects of such companies.

Through April, the category of stocks we refer to as Enablers/Beneficiaries added modestly to total return. As a reminder, this Fund is most distinguished from traditional energy strategies by the significant focus upon companies facilitating the growth of the North American energy value chain (Enablers) and those that are experiencing new life or renewed global competitiveness as a result of the abundance of inexpensive North American natural gas (Beneficiaries). Waste Connections was the top performing Enabler/Beneficiary during the period. The company is both an Enabler via its environmental services business that helps drillers remediate water and solid waste on drill sites in major shale plays, as well as a Beneficiary via its investment in natural gas powered municipal trash trucks, which are less expensive to operate and more environmentally friendly, and therefore attractive to Waste Connections municipal waste customers.

Portfolio detractors' weakness mainly stemmed from idiosyncratic issues. Energy Transfer Equity declined on issues related to its pending acquisition of Williams Companies, Westlake Chemical declined in response to an ongoing hostile takeover bid for Axiall Corp. Valero Energy Partners and Western Gas Equity Partners both declined on valuation.

Looking Ahead

The forces of capitalism continue to compel the global crude oil supply/demand imbalance back into equilibrium. Low prices are incentivizing more driving and air traffic, and a shift toward purchases of less fuel efficient vehicles. This latter trend importantly carries a more durable effect, and remains pronounced, as demonstrated by Ford and GM's (neither held) monthly sales results, reported on May 3, 2016. Additionally, low prices are increasing demand for petroleum products used in industrial applications across the globe.

At the same time, worldwide crude oil production is in clear decline. Though there is little evidence OPEC is deviating from its record pace of production activity, the two-thirds of the world's oil suppliers not residing within OPEC are retrenching due to a lack of economically suitable returns on new drilling activity. Natural declines of maturing oil fields are accelerating, including in the US, where it appears daily aggregate crude production is falling by roughly 100,000 barrels per month after already falling nearly 600,000 barrels per day from a multi-decade high of 9.6 million barrels per day one year ago.

Following the sharp rally in crude oil prices from the mid-$20's to the mid-$40's, it's possible that the oil market may take some pause, while it awaits evidence on whether the recent bounce in prices may act to moderate or even reverse the favorable market-balancing trends noted above, via reduced demand growth, or a higher level of production activity. As US shale contributed to 70% of the net growth in global crude supply between 2011 and 2015, the stated intentions of US shale drillers warrants particularly close attention. To this end, over the last two weeks, several of the leading US shale oil producers have reported earnings, and to date, none have indicated an interest in increasing shale drilling activity until oil prices appear

April 30, 2016 | Semi-Annual Report 7

to stabilize above $50/barrel. This includes those with the cleanest balance sheets and best financial capacity to do so. Thus it appears that on the supply side of the equation, producer actions are supportive of further increases in crude prices from current levels, a seeming green light for prices to move higher.

However, this is only half the story.

The reason that it appears possible that crude oil markets could temporarily pause following recent gains is that the market awaits evidence, in the form of economic data, that 1) the recent rise in oil prices and/or 2) potential global economic weakness, has not diminished earlier demand growth expectations. Current expectations call for roughly 1.2 million barrels of increased daily demand by year end. Currently, we see no evidence that this expectation is in jeopardy, as most economists continue to think 2016 will offer another year of slow and steady economic growth, and gasoline demand continues to run at record levels. Nonetheless, a bit of a breather following a sharp rally, is entirely natural, and for long term investors, quite healthy.

Finally, as a reminder, despite the focus on oil in this discussion, this portfolio remains rooted in the belief that natural gas, as the cleanest burning fossil fuel will remain a source of growth for several decades to come, and is the main focus of the portfolio. No matter the course of short and intermediate term market developments, Miller/Howard continues to believe that US shale oil and gas production will play a critical role in providing for future global energy needs.

Sincerely,

Lowell G. Miller

Chairman of the Board

8 Semi-Annual Report | April 30, 2016

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund's focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of contribution. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Alerian MLP Index is a composite of 50 energy Master Limited Partnerships calculated by Standard & Poor's using a float-adjusted market capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: MZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX.

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

S&P 500 Index contains approximately 500 stocks chosen for market size, liquidity, and industry group representation. The index generally has represented about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

April 30, 2016 | Semi-Annual Report 9

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P Composite 1500 Energy Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS energy sector.

One cannot invest directly in an index.

10 Semi-Annual Report | April 30, 2016

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the four-month period from December 31, 2015 to April 30, 2016.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 30, 2016 | Semi-Annual Report 11

	Beginning Account Value (12/31/15)	Ending Account Value (04/30/16)	Expenses Paid During Period(1) (12/31/15 to 04/30/16)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$1,012.69	$3.33	1.00%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,013.22	$3.33	1.00%
Adviser Share Class Actual	$1,000.00	$1,009.87	$4.15	1.25%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	$4.16	1.25%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$1,141.70	$4.60	1.30%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,012.23	$4.32	1.30%
Adviser Share Class Actual	$1,000.00	$1,138.88	$5.48	1.55%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,011.41	$5.15	1.55%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 121 days (the number of days in the most recent period)/366 days (to reflect the period), for Class I and Adviser Share Class.

12 Semi-Annual Report | April 30, 2016

Miller/Howard Income-Equity Fund

Allocation of Portfolio Assets
(Expressed as a Percentage of Total Investments)
April 30, 2016
(unaudited)

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 13

Miller/Howard Income-Equity Fund

Schedule of Investments
April 30, 2016
(unaudited)

	Shares	Fair Value
Common Stock – 86.5%
Canned Fruits, Vegetables, Preserves, Jam, and Jellies – 2.9%
The J.M. Smucker Company	12,182	$1,546,870
Computer Peripheral Equipment, Not Elsewhere Classified – 3.8%
Cisco Systems, Inc.	75,732	2,081,873
Electric Services – 4.3%
General Electric Company	75,935	2,335,001
Leather & Leather Products – 3.0%
Coach, Inc.	40,607	1,635,244
Miscellaneous Industrial and Commercial Machinery and Equipment – 1.9%
Eaton Corporation plc (Ireland)	16,040	1,014,851
National Commercial Banks – 6.8%
Bank of Montreal (Canada)	12,588	820,234
PacWest Bancorp	14,619	584,468
The Toronto-Dominion Bank (Canada)	26,801	1,192,644
Wells Fargo & Company	21,522	1,075,670
		3,673,016
Natural Gas Transmission – 2.4%
Spectra Energy Corp	41,216	1,288,824
Pharmaceutical Preparations – 19.0%
Abbvie Inc.	32,892	2,006,412
GlaxoSmithKline plc ADR	39,186	1,681,471
Johnson & Johnson	18,476	2,070,790
Merck & Co., Inc.	30,658	1,681,285
Novartis AG ADR	13,806	1,048,842
Pfizer Inc.	53,804	1,759,929
		10,248,729
Plastics Materials, Synthetic Resins, and Nonvulcanizable Elastomers – 2.8%
LyondellBasell Industries N.V. (Netherlands)	18,070	1,493,847
Prepackaged Software – 2.5%
Microsoft Corporation	27,004	1,346,689
Pulp Mills – 2.3%
Domtar Corporation	31,877	1,231,727
Radio and Television Broadcasting and Communications Equipment – 3.3%
Qualcomm Incorporated	35,328	1,784,771
Radiotelephone Communications – 1.6%
Vodafone Group plc ADR	27,004	884,111
Real Estate Investment Trusts – 13.3%
Digital Realty Trust, Inc.	18,882	1,661,238
HCP, Inc.	20,913	707,487
Host Hotels & Resorts, Inc.	27,004	427,203
Lamar Advertising Company	18,070	1,121,063
Omega Healthcare Investors, Inc.	14,009	473,084
Senior Housing Properties Trust	18,882	331,946
Weyerhaeuser Company	77,153	2,478,154
		7,200,175

14 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
April 30, 2016
(unaudited)

	Shares	Fair Value
Security and Commodity Exchanges – 1.8%
CME Group Inc.	10,558	$970,386
Semiconductors and Related Devices – 1.9%
Microchip Technology Incorporated	21,725	1,055,618
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics – 3.6%
The Procter & Gamble Company	24,364	1,952,044
Telephone Communications (No Radiotelephone) – 5.3%
AT&T Inc.	43,450	1,686,729
BCE Inc. (Canada)	10,558	495,276
Verizon Communications Inc.	12,994	661,914
		2,843,919
Trucking and Courier Services (No Air) – 1.9%
United Parcel Service, Inc.	9,746	1,024,012
Women's Clothing Stores – 2.1%
L Brands, Inc.	14,415	1,128,550
Total Common Stock (Cost $45,033,287)		46,740,257
Master Limited Partnerships – 12.1%
Natural Gas Transmission – 6.9%
Enterprise Products Partners L.P.	74,311	1,983,360
MPLX LP	54,210	1,745,020
		3,728,380
Pipelines (No Natural Gas) – 5.2%
Magellan Midstream Partners, L.P.	25,785	1,858,325
Plains All American Pipeline, L.P.	40,404	926,868
		2,785,193
Total Master Limited Partnerships (Cost $5,814,081)		6,513,573
Short-Term Investment – 1.0%
Investment Company – 1.0%
Fidelity Institutional Money Market Portfolio – Class I, 0.34% (1) (Cost $548,017)	548,017	548,017
Total Investments – 99.5% (Cost $51,395,385)		53,801,847
Other Assets and Liabilities – 0.5%		252,689
Total Net Assets Applicable to Common Stockholders – 100.0%		$54,054,536

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  Rate indicated is the current yield as of April 30, 2016.

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 15

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Assets
(Expressed as a Percentage of Total Investments)
April 30, 2016
(unaudited)

16 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments
April 30, 2016
(unaudited)

	Shares	Fair Value
Common Stock – 81.4%
Crude Petroleum and Natural Gas – 24.1%
Anadarko Petroleum Corporation	1,844	$97,289
Cabot Oil & Gas Corporation	2,657	62,174
Concho Resources Inc.	813	94,446
Devon Energy Corporation	2,459	85,278
Energen Corporation	853	36,244
Occidental Petroleum Corporation	1,368	104,857
Pioneer Natural Resources Company	456	75,741
Range Resources Corporation	1,963	86,588
		642,617
Electric Services – 14.6%
Black Hills Corporation	971	58,833
Calpine Corporation	4,318	68,138
Dominion Resources, Inc.	1,012	72,328
General Electric Company	4,049	124,507
Nextera Energy, Inc.	558	65,610
		389,416
Gas and Other Services Combined – 5.5%
Sempra Energy	661	68,314
UGI Corporation	1,963	78,991
		147,305
Heavy Construction, Not Elsewhere Classified – 3.0%
Fluor Corporation	1,446	79,038
Industrial Organic Chemicals – 2.8%
Westlake Chemical Corporation	1,467	73,629
Natural Gas Distribution – 1.7%
National Fuel Gas Company	806	44,733
Natural Gas Transmission – 8.9%
EQT Corporation	1,818	127,442
Kinder Morgan, Inc.	6,198	110,076
		237,518
Oil and Gas Field Services, Not Elsewhere Classified – 4.4%
Schlumberger N.V.	826	66,361
Targa Resources Corp.	1,260	50,980
		117,341
Plastics Materials, Synthetic Resins, and Nonvulcanizable Elastomers – 4.3%
The Dow Chemical Company	1,095	57,608
Eastman Chemical Company	744	56,827
		114,435
Petroleum Refining – 3.8%
Marathon Petroleum Corporation	2,624	102,546
Pumps and Pumping Equipment – 3.4%
Flowserve Corporation	1,880	91,763
Refuse Systems – 2.5%
Waste Connections, Inc.	1,012	68,087

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 17

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)
April 30, 2016
(unaudited)

	Shares	Fair Value
Water Supply – 2.4%
Aqua America, Inc.	2,045	$64,745
Total Common Stock (Cost $1,805,405)		2,173,173
Master Limited Partnerships – 11.9%
Natural Gas Transmission – 6.4%
Enterprise Products Partners L.P.	3,471	92,641
MPLX LP	2,417	77,803
		170,444
Pipelines (No Natural Gas) – 5.5%
Magellan Midstream Partners, L.P.	1,337	96,358
Valero Energy Partners LP	1,033	49,264
		145,622
Total Master Limited Partnerships (Cost $263,136)		316,066
Short-Term Investment – 2.8%
Investment Company – 2.8%
Fidelity Institutional Money Market Portfolio – Class I, 0.34% (1) (Cost $74,607)	74,607	74,607
Total Investments – 96.1% (Cost $2,143,148)		2,563,846
Other Assets and Liabilities – 3.9%		105,277
Total Net Assets Applicable to Common Stockholders – 100.0%		$2,669,123

Note: Percentages indicated are based on the net assets of the Fund.

(1)  Rate indicated is the current yield as of April 30, 2016.

18 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statement of Assets and Liabilities
April 30, 2016
(unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Assets:
Investments in securities, at value (1)	$53,801,847	$2,563,846
Cash	14,626	556
Receivable from Advisor	23,576	16,867
Receivable for Fund shares sold	133,800	31,500
Receivable for investments sold	–	76,540
Dividends and interest receivable	194,421	6,390
Other assets	–	6,276
Total Assets	54,168,270	2,701,975
Liabilities:
Payable to Advisor	33,409	1,944
Accrued administration expense	9,632	5,114
Accrued Trustee fees	452	2,219
Other liabilities	70,241	23,575
Total Liabilities	113,734	32,852
Net Assets	$54,054,536	$2,669,123
Net Assets consist of:
Paid-in capital	$51,469,243	$2,191,274
Accumulated net investment income (loss)	131,864	2,263
Accumulated net realized gain (loss) on investments	46,846	54,888
Net unrealized appreciation (depreciation) on investments	2,406,583	420,698
Net Assets	$54,054,536	$2,669,123
Class I
Net assets applicable to outstanding shares	$54,037,273	$2,507,355
Shares of beneficial interest outstanding, no par value, unlimited authorization	5,320,088	218,811
Net asset value per share outstanding	$10.16	$11.46
Adviser Share Class
Net assets applicable to outstanding shares	$17,263	$161,768
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,702	14,136
Net asset value per share outstanding	$10.14	$11.44
(1) Investment in securities at cost	$51,395,385	$2,143,148

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 19

Miller/Howard Funds Trust

Statement of Operations
For the Period December 31, 2015 (1) through April 30, 2016
(unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Investment Income:
Dividend income	$218,120	$9,552
Foreign withholding tax	(3,623)	—
Interest income	1,109	150
Total Investment Income	215,606	9,702
Expenses:
Advisory fees	62,800	5,711
Professional fees	32,540	15,510
Administration fees	26,714	18,257
Registration expenses	21,429	6,355
Trustees' fees and expenses	12,768	3,403
Transfer agent fees and expenses	11,004	8,906
Shareholder reporting expenses	7,103	1,893
Custodian fees and expenses	2,724	1,034
Miscellaneous	8,735	2,200
Total Expenses	185,817	63,269
Management fee waivers and/or expense reimbursements by Adviser	(102,075)	(55,830)
Net expenses	83,742	7,439
Net Investment Income (Loss)	131,864	2,263
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	46,846	54,888
Net change in unrealized appreciation (depreciation)	2,406,583	420,698
Net realized and unrealized gain (loss) on investments	2,453,429	475,586
Net Increase (Decrease) in Net Assets resulting from Operations	$2,585,293	$477,849

(1) Commencement of operations.

20 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statement of Changes in Net Assets
For the Period December 31, 2015 (1) through April 30, 2016
(unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
From Operations:
Net investment income (loss)	$131,864	$2,263
Net realized gain (loss)	46,846	54,888
Net change in unrealized appreciation (depreciation)	2,406,583	420,698
Net increase (decrease) in net assets resulting from operations	2,585,293	477,849
Capital share transactions (Note 6)
Net proceeds from sale of shares	56,366,264	2,141,312
Cost of shares redeemed	(4,947,021)	(38)
Net increase (decrease) in net assets resulting from capital share transactions	51,419,243	2,141,274
Net increase (decrease) in net assets	54,004,536	2,619,123
Net Assets:
Beginning of period	50,000	50,000
End of period	$54,054,536	$2,669,123
Undistributed (overdistributed) net investment income, end of period	$131,864	$2,263

(1) Commencement of operations.

See accompanying Notes to Financial Statements | April 30, 2016 | Semi-Annual Report 21

Miller/Howard Funds Trust

Financial Highlights
(unaudited)

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund
	Class I	Adviser Share Class	Class I	Adviser Share Class
	Period from December 31, 2015 (1) through April 30, 2016	Period from December 31, 2015 (1) through April 30, 2016	Period from December 31, 2015 (1) through April 30, 2016	Period from December 31, 2015 (1) through April 30, 2016
Per Common Share Data (2)
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)	0.02	0.02	0.01	0.00
Net realized and unrealized gains (losses)	0.14	0.12	1.45	1.44
Total from investment operations	0.16	0.14	1.46	1.44
Net asset value, end of period	$10.16	$10.14	$11.46	$11.44
Total investment return (3)(5)	1.60%	1.40%	14.60%	14.40%
Supplemental Data and Ratios
Net assets, end of period (000's)	$54,037	$17	$2,507	$162
Ratio of expenses to average net assets, before waiver (4)	2.22%	2.47%	11.08%	11.33%
Ratio of expenses to average net assets, after waiver (4)	1.00%	1.25%	1.30%	1.55%
Ratio of net investment income (loss) to average net assets, before waiver (4)	0.35%	0.11%	(9.38)%	(9.62)%
Ratio of net investment income (loss) to average net assets, after waiver (4)	1.57%	1.33%	0.40%	0.16%
Portfolio turnover rate (5)(6)	12%	12%	26%	26%

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Total investment return assumes the reinvestment of dividends and distributions.

(4)  Annualized.

(5)  Not annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

22 Semi-Annual Report | April 30, 2016 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Notes to Financial Statements
April 30, 2016
(unaudited)

1. Organization

Miller/Howard Funds Trust (the "Trust") was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of two series, the Miller/Howard Income-Equity Fund (the "Income-Equity Fund") and the Miller/Howard Drill Bit to Burner Tip® Fund (the "Drill Bit to Burner Tip® Fund"). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a "Fund," or together as the "Funds." The Funds are managed by MHI Funds, LLC ("MHI LLC" or the "Adviser"). The Funds commenced operations on December 31, 2015.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The Trust offers two classes of shares of each Fund: Class I and Adviser Class. Neither class has a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board.

April 30, 2016 | Semi-Annual Report 23

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are

24 Semi-Annual Report | April 30, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2016, the Funds' assets carried at fair value were classified as follows:

Income-Equity Fund
Description	Total	Level 1	Level 2	Level 3
Equity Securities:
Common Stock(a)	$46,740,257	$46,740,257	$–	$–
Master Limited Partnerships(a)	6,513,573	6,513,573	–	–
Total Equity Securities	53,253,830	53,253,830	–	–
Other Securities:
Short-Term Investment(b)	548,017	548,017	–	–
Total Investments in Securities	$53,801,847	$53,801,847	$–	$–
Drill Bit to Burner Tip® Fund
Description	Total	Level 1	Level 2	Level 3
Equity Securities:
Common Stock(a)	$2,173,173	$2,173,173	$–	$–
Master Limited Partnerships(a)	316,066	316,066	–	–
Total Equity Securities	2,489,239	2,489,239	–	–
Other Securities:
Short-Term Investment(b)	74,607	74,607	–	–
Total Investments in Securities	$2,563,846	$2,563,846	$–	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2016.

April 30, 2016 | Semi-Annual Report 25

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

The Funds did not hold any Level 2 or Level 3 securities during the period ended April 30, 2016.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Funds may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Income-Equity Fund intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. Both Funds intend to make annual distributions of their "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually all, or at least 90%, of their investment company taxable income. Various factors will affect the level of the Funds' investment company taxable income, such as its asset mix. As a result, the distributions paid by the Income-Equity Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Income-Equity Fund during that period. The tax composition of the Funds' distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

26 Semi-Annual Report | April 30, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

Each Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Funds must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Funds will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its "net capital gain" (i.e., the excess of net long-term capital gains over net short-term capital losses). The Funds intend to distribute at least annually substantially all of such income and gain. If the Funds retain any investment company taxable income or net capital gain, they will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Funds fail to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

I. Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund's average daily net assets.

Income-Equity Fund	0.75%
Drill Bit to Burner Tip® Fund	1.00%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the "Expense Limitation Agreement"). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. Pursuant to the Expense Limitation Agreement, the Adviser has

April 30, 2016 | Semi-Annual Report 27

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Equity-Income Fund to 1.00% for Class I and 1.25% for the Adviser Share Class, and in the case of the Drill Bit to Burner Tip® to 1.30% for Class I and 1.55% for the Adviser Share Class. The Expense Limitation Agreement will continue in effect until December 31, 2017, and may be terminated or modified prior to December 31, 2017 only with the approval of the Board of Trustees of the Trust.

The Adviser shall be entitled to reimbursement by the Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of three previous years less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund's expense limitation. The Adviser's waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
Period from December 31, 2015 to April 30, 2016	$102,075	$–	$102,075	April 30, 2019
Drill Bit to Burner Tip® Fund
Period from December 31, 2015 to April 30, 2016	$55,830	$–	$55,830	April 30, 2019

(a) Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust's distributor and principal underwriter ("the Distributor"). The Trust had adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Adviser Class shares are paid to the Distributor or others for distribution and shareholder services. For the period ended April 30, 2016 the Income/Equity Fund paid $8 and the Drill Bit to Burner Tip® Fund paid $15 in distribution fees.

U.S. Bancorp Fund Services, LLC serves as the Funds' administrator and fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Fund's custodian.

4. Income Taxes

It is each Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in

28 Semi-Annual Report | April 30, 2016

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

The following information is provided on a tax basis as of April 30, 2016:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$51,395,385	$2,143,148
Gross unrealized appreciation	2,804,620	420,698
Gross unrealized depreciation	(398,158)	–
Net unrealized appreciation (depreciation)	$2,406,462	$420,698

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the period from December 31, 2015 (commencement of operations) through April 30, 2016, were as follows:

	Purchases	Sales
Income-Equity Fund	$53,519,453	$2,612,551
Drill Bit to Burner Tip® Fund	2,468,471	433,953

6. Capital Share Transactions

Income-Equity Fund

	For the Period from December 31, 2015(a) through April 30, 2016
	Shares	Amount
Class I:
Sold	5,798,505	$56,359,171
Redeemed	(482,417)	(4,947,021)
Net increase	5,316,088	$51,412,150
Adviser Class:
Sold	702	$7,093
Net increase	702	$7,093

April 30, 2016 | Semi-Annual Report 29

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2016
(unaudited)

Drill Bit to Burner Tip® Fund

	For the Period from December 31, 2015(a) through April 30, 2016
	Shares	Amount
Class I:
Sold	214,811	$1,993,806
Net increase	214,811	$1,993,805
Adviser Class:
Sold	13,140	$147,507
Redeemed	(4)	(38)
Net increase	13,136	$147,469

(a) Commencement of operations.

30 Semi-Annual Report | April 30, 2016

Miller/Howard Funds Trust

Additional Information
April 30, 2016
(unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from December 31, 2015 (commencement of operations) through April 30, 2016, the aggregate compensation paid by the Funds to the independent Trustees was $13,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds' actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the period ended June 30, 2016 will be available without charge by visiting the Funds' Web site at www.mhinvest.com. You can access this information on the SEC's Web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust's Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC's Web site at www.sec.gov. In addition, you may review and obtain a copy the Trusts' Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The Statement of Additional Information ("SAI") includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC's Web site at www.sec.gov.

April 30, 2016 | Semi-Annual Report 31

Miller/Howard Funds Trust

Additional Information (continued)
April 30, 2016
(unaudited)

Funds Web Site

The Adviser intends to publish holdings of the Funds on a calendar quarter basis 30 days after the end of each quarter on its web site at www.mhinvest.com/mhifunds/index.htm. In addition, the Funds will publish periodic fact sheets, conference call replays and other information that may be of interest to Funds shareholders.

32 Semi-Annual Report | April 30, 2016

Miller/Howard Funds Trust

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At an in-person Board Meeting held on December 15, 2015, the Board of Trustees, including the Independent Trustees, evaluated the terms of the investment advisory agreement for each Fund, reviewed the information provided by the Adviser in connection with the consideration of approving the investment advisory agreement for each Fund, and reviewed the duties and responsibilities of the Trustees in evaluating and approving the investment advisory agreement for each Fund.

In considering approval of each investment advisory agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of investment advisory agreement for each Fund; (ii) information describing the nature, quality and extent of the services that the Adviser expected to provide to each Fund; (iii) information concerning the Adviser's financial condition, business, operations, portfolio management teams and compliance program; (iv) information describing each Fund's anticipated advisory fee and operating expenses; and (v) a memorandum from counsel to the Independent Trustees regarding the responsibilities of the Board in considering investment advisory arrangements under the Investment Company Act of 1940. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fee and expenses of each Fund to other investment companies considered to be in each Fund's peer group.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, quality and extent of the services expected to be provided to each Fund by the Adviser; (ii) the Adviser's personnel and operations; (iii) each Fund's proposed expense level; (iv) the anticipated profitability to the Adviser under the investment advisory agreement at certain asset levels; (v) any "fall-out" benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser's relationship with the Funds); (vi) the effect of potential asset growth on each Fund's expenses; and (vii) possible conflicts of interest.

No single factor was determinative to the Board's decision. Based on the foregoing and such other matters as were deemed relevant by the Board, such as the expense limitation arrangements, the Board concluded that the proposed advisory fee rates and projected total expense ratios for each Fund were reasonable in relation to the services to be provided by the Adviser to each Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the investment advisory agreement was in the best interests of each Fund.

April 30, 2016 | Semi-Annual Report 33

Miller/Howard Funds Trust

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bancorp Fund Services, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Funds' securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds' shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds' shareholders to those employees who need to know that information to provide services to the Funds' shareholders. The Funds also maintain physical electronic and procedural safeguards to protect your nonpublic personal information.

34 Semi-Annual Report | April 30, 2016

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April 30, 2016 | Semi-Annual Report 35

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36 Semi-Annual Report | April 30, 2016

Miller/Howard Funds Trust Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, President, Secretary

Gerald Wheeler
Chief Compliance Officer, Chief Legal Officer

Paul Brook
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

MHI Funds, LLC
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	June 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	June 30, 2016

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	June 30, 2016